Exhibit 10.2(b)


                   Schedule of Warrant (refinancing) Issued by
                NCT Group, Inc. to Carole Salkind on July 8, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       07/08/05             07/08/10            $ 0.012            446,750,000